UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 2017

Enviva Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 Wisconsin Ave, Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01    Other Events.

On November 1, 2016, Enviva Partners, LP (the “Partnership”) and its wholly owned subsidiary, Enviva Partners Finance Corp. (“Finance Corp.,” and together with the Partnership, the “Issuers”) completed a private placement of $300 million aggregate principal amount of 8.5% senior notes due 2021 (the “Senior Notes”), which are guaranteed jointly and severally, on a senior unsecured basis, by the Partnership’s existing subsidiaries other than Finance Corp., Enviva Pellets Wiggins, LLC and Enviva Preferred Holdings, LLC (the “Guarantors”). In connection with the private placement of the Senior Notes, the Partnership and the Guarantors entered into a registration rights agreement with the initial purchasers of the Senior Notes obligating the Partnership and the Guarantors to file an exchange registration statement (the “Registration Statement”) with the Securities and Exchange Commission to exchange the Senior Notes and related guarantees for registered notes and guarantees having substantially the same terms as the Senior Notes (the “Exchange Offer”). In connection with the Exchange Offer, the Partnership will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. The Partnership is filing on this Current Report on Form 8-K (this “Current Report”) certain financial information required to be included in or incorporated by reference into the Registration Statement by Rule 3-10 of Regulation S-X.

Pursuant to Rule 3-10 of Regulation S-X, the Partnership is filing (i) as Exhibit 99.1 to this Current Report the Partnership’s audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2016 (the “10-K”), which include new Note 22 to the Partnership’s audited consolidated financial statements and (ii) as Exhibit 99.2 to this Current Report the Partnership’s unaudited condensed consolidated financial statements contained in its Quarterly Report on Form 10-Q for the period ended March 31, 2017 (the “10-Q”), which include new Note 18 to the Partnership’s unaudited condensed consolidated financial statements, in each case disclosing condensed consolidating financial information regarding the financial position, results of operations and cash flows of the Partnership and its subsidiaries. The information in this Current Report is not an amendment to the 10-K or the 10-Q and is not a restatement of the financial information included therein.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP.

99.1

Enviva Partners, LP consolidated balance sheets as of December 31, 2016 and 2015 and the related consolidated statements of operations, comprehensive income, changes in partners’ capital and cash flows for the years ended December 31, 2016, 2015 and 2014 with report of independent registered public accounting firm thereon, modified solely to include Note 22.

99.2

Enviva Partners, LP unaudited condensed consolidated balance sheets as of March 31, 2017 and December 31, 2016, and the related condensed consolidated statements of income and comprehensive income for the three months ended March 31, 2017 and 2016, partners’ capital for the three months ended March 31, 2017 and cash flows for the three months ended March 31, 2017 and 2016, modified solely to include Note 18.

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, its general partner

Date: June 16, 2017
	By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
23.1	Consent of KPMG LLP.

99.1

Enviva Partners, LP consolidated balance sheets as of December 31, 2016 and 2015 and the related consolidated statements of operations, comprehensive income, changes in partners’ capital and cash flows for the years ended December 31, 2016, 2015 and 2014 with report of independent registered public accounting firm thereon, modified solely to include Note 22.

99.2

Enviva Partners, LP unaudited condensed consolidated balance sheets as of March 31, 2017 and December 31, 2016, and the related condensed consolidated statements of income and comprehensive income for the three months ended March 31, 2017 and 2016, partners’ capital for the three months ended March 31, 2017 and cash flows for the three months ended March 31, 2017 and 2016, modified solely to include Note 18.